UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026

Southport Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43492	98-1961063
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Bolling Place
Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 503-9722

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PORT.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PORT	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PORT.W	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 2, 2026, Southport Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (“IPO”) of 21,000,000 units (the “Units”), including 1,000,000 Units issued pursuant to the partial exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $210,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 770,000 units (the “Private Placement Units”). 500,000 Private Placement Units were sold to Southport Acquisition Sponsor II LLC, the Company’s sponsor, and 270,000 Private Placement Units were sold to Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, the representative of the underwriters in the IPO, in each case at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $7,700,000. Each Private Placement Unit consists of one Class A Ordinary Share and one-half of one warrant.

A total of $212,100,000, or $10.10 per Unit, comprised of the net proceeds from the IPO and the Private Placement, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 2, 2026 reflecting the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Balance Sheet as of October 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHPORT ACQUISITION CORP. II

	By:	/s/ Jeb Spencer
		Name:	Jeb Spencer
		Title:	Chief Executive Officer

Dated: October 8, 2026

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